April 16, 2025 Lyft Expands in Europe, Diversifies by Acquiring FREENOW

Forward Looking Statements & Non-GAAP Financial Measures 2 This presentation and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft's future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Lyft's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this presentation and the accompanying oral presentation include, but are not limited to, statements regarding the acquisition of FREENOW including, the timing of the closing of the transaction, and the expected benefits of the transaction, including the timing of those benefits, the financial impact of the transaction on Lyft, the impact of the transaction on Lyft’s addressable market, partnership opportunities, the future operations of FREENOW, and plans and expectations for the combined company. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the risks related to the macroeconomic environment, risks and uncertainties related to the pending acquisition of FREENOW, including the failure to obtain, or delays in obtaining, required regulatory approvals, the risk that such approvals may result in the imposition of conditions that could adversely affect Lyft or the expected benefits of the proposed transaction, or the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; costs, expenses or difficulties related to the acquisition of FREENOW; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; and change in the regulatory environment that impact Lyft. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in Lyft's filings with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the year ended December 31, 2024 that was filed with the SEC on February 14, 2025. The forward-looking statements in this presentation are based on information available to Lyft as of the date of this presentation, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law. This presentation and any accompanying oral presentation discuss "customers." For rideshare, there are two customers in every car - the driver is Lyft's customer, and the rider is the driver's customer. We care about both. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation and the accompanying oral presentation include certain non-GAAP financial measures, including Adjusted EBITDA, . These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. This presentation and any accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation.

• Strategic Rationale • The Opportunity • The Business • Transaction Summary Contents 1 2 3 4

4 Strategic Rationale Strategic and Efficient International Expansion to an Attractive and Growing Market ● Acceleration of online taxi adoption in Europe presents multi-billion dollar market growth opportunity and almost doubles Lyft’s addressable market from approx. 161 billion personal vehicle trips per year to more than 300 billion. ● FREENOW represents an attractive, established business in Europe’s regulated markets, across nine European countries. ● Deep relationships with key stakeholders, including customers, taxi unions, and regulators in Europe. 1 Creates Diversified and Synergistic Business Model ● Addition of taxi hailing to current private rideshare, driving attractive technological and model synergies. ● Leverage Lyft and FREENOW’s customer-obsessed strategies, across combined user base in all geographies. ● Pro-taxi regulatory tailwinds support business growth and pricing stability in key European markets. 2

5 Strategic Rationale Strengthens Lyft’s Fleet Management Expertise and Differentiator ● FREENOW's market-leading fleet technology complemented by Lyft’s network expertise positions the company to grow the fleet management business in the U.S. and Europe. ● Combined expertise positions Lyft to become a go-to partner for global companies as regulatory frameworks are approved in Europe. Expands Lyft’s Offering for Tier 1 Partner Acquisition and Growth ● Expands reach of Tier 1 partners to a combined 11 countries and over 50 million annual riders, increasing opportunities for differentiated customer experiences. ● Pathways to partnerships with companies that require global demand generation, marketplace, and fleet management capabilities. ● Partnership opportunities in new and existing markets; expand service offerings with lower cost and risk. 3 4

61 - Source from management consulting firm. ● €41B industry in 2024 with taxi-aggregation forecasted to drive high-single digit CAGR from 2024 to 2030 (1). ● Significant untapped offline segment, ~50% of total market in 2024. ● Industry growth driven by taxi-aggregation as consumer habits continue to evolve from offline to online. ● European mobility markets exhibit a strong pricing structure, resulting in most markets driving higher average Gross Bookings per ride compared to Lyft's U.S. rideshare business. FREENOW currently represents €1 billion of a €41 billion opportunity The Opportunity The European mobility market is large and growing, with strong industry tailwinds, and attractive unit economics.

The Business

- FREENOW is the leading taxi mobility platform in several major European cities, including Dublin, London, Athens, Berlin, Barcelona, Madrid, and Hamburg.
- Approx. 6.3 million riders in 2024.
- Gross Bookings of over €1 billion in 2024 and is Adjusted EBITDA positive.

Online Taxi

- Backbone of FREENOW's marketplace: ~78% of rides in 2024 and ~87% of Gross Bookings.
- Strong relationships with taxi unions, fleet owners, and regulators.
- Majority of vehicles and services are considered premium with faster pickups and drop-offs and access to bus/taxi lanes in certain markets.
- Regulated model: Regulator sets tariffs, FREENOW collects fees and commissions.

Rideshare
15% of rides in '24 and 10% of Gross Bookings

Micro mobility
7% of rides and 3% of Gross Bookings in '24

Expands Lyft across nine key European countries, in over 150 cities

🇦🇹Austria
🇫🇷France
🇩🇪Germany
🇬🇷Greece
🇮🇪Ireland
🇮🇹Italy
🇵🇱Poland
🇪🇸Spain
🇬🇧UK

(1) Source: Management consulting firm, represents aggregate taxi share in markets FREENOW operates in.

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8 Closing • The transaction is subject to customary closing conditions, including applicable regulatory approvals. • Expected to close in 2H of 2025. • Talented leadership and workforce to remain in place to drive growth in all regions and integrate best practices. Transaction Summary Transaction Consideration • Lyft to acquire FREENOW from BMW Group and Mercedes-Benz Mobility for approx. €175 million or $197 million*, subject to closing adjustments. • Financed with available cash on hand. Financial Overview • FREENOW delivered Gross Bookings of over €1 billion in 2024 and is Adjusted EBITDA positive. • Consistent with Lyft’s capital allocation strategy of investing in profitable growth and further supports targets of 15% CAGR to deliver ~$25 billion Gross Bookings in 2027. *$197 million is based on the EUR/USD foreign exchange rate on the date of signing.

Thank you 9